                                                                      Exhibit 99

                            Global Structured Finance

                             BoAALT 2004-04 Group 6
                              15YR - GWAC gt 5.375
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $39,978,869.46
Loan Count: 368
Cut-off Date: 2004-04-01
Avg. Loan Balance: $108,638.23
Avg. Orig. Balance: $108,917.43
W.A. FICO*: 735
W.A. Orig. LTV: 59.20%
W.A. Cut-Off LTV: 59.05%
W.A. Gross Coupon: 5.6503%
W.A. Net Coupon: 5.3948%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 5.03%
% over 100 COLTV: 0.00%
% with PMI: 5.03%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 14.65%
W.A. MI Adjusted LTV: 58.38%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.83%
% Conforming: 93.59%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           7.81%
----------------------------------------
50,001 - 150,000                   48.16
----------------------------------------
150,001 - 250,000                  24.69
----------------------------------------
250,001 - 350,000                   9.78
----------------------------------------
350,001 - 450,000                   6.28
----------------------------------------
550,001 - 650,000                   1.45
----------------------------------------
650,001 - 750,000                   1.83
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $108,917.43
Lowest: $10,000.00
Highest: $732,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           7.81%
----------------------------------------
50,001 - 150,000                   48.91
----------------------------------------
150,001 - 250,000                  23.94
----------------------------------------
250,001 - 350,000                   9.78
----------------------------------------
350,001 - 450,000                   6.28
----------------------------------------
550,001 - 650,000                   1.45
----------------------------------------
650,001 - 750,000                   1.83
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $108,638.23
Lowest: $9,964.87
Highest: $732,000.00
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                        99.82%
----------------------------------------
12 YR FIXED                         0.12
----------------------------------------
13 YR FIXED                         0.06
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.376 - 5.500                      38.95%
----------------------------------------
5.501 - 5.625                      26.84
----------------------------------------
5.626 - 5.750                      22.04
----------------------------------------
5.751 - 5.875                       7.96
----------------------------------------
5.876 - 6.000                       1.58
----------------------------------------
6.001 - 6.125                       0.33
----------------------------------------
6.126 - 6.250                       1.09
----------------------------------------
6.251 - 6.375                       0.19
----------------------------------------
6.376 - 6.500                       0.30
----------------------------------------
6.501 - 6.625                       0.17
----------------------------------------
6.626 - 6.750                       0.40
----------------------------------------
6.876 - 7.000                       0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.650
Lowest: 5.500
Highest: 7.000
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.82%
----------------------------------------
750 - 799                          36.27
----------------------------------------
700 - 749                          35.37
----------------------------------------
650 - 699                          17.61
----------------------------------------
600 - 649                           4.94
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 735
Lowest: 606
Highest: 826
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                40.31%
----------------------------------------
Refinance-Cashout                  37.72
----------------------------------------
Purchase                           21.97
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                54.97%
----------------------------------------
2-Family                           12.62
----------------------------------------
Condo                              11.27
----------------------------------------
PUD Detach                          7.17
----------------------------------------
4-Family                            4.98
----------------------------------------
3-Family                            3.84
----------------------------------------
PUD Attach                          2.89
----------------------------------------
Townhouse                           1.61
----------------------------------------
Condotel                            0.65
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               8.98%
----------------------------------------
2055IE                             11.51
----------------------------------------
AVM                                21.95
----------------------------------------
FULL                               56.78
----------------------------------------
Tax Assessment                      0.78
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            46.00%
----------------------------------------
Standard                           22.59
----------------------------------------
Stated                             21.37
----------------------------------------
No Ratio                            7.05
----------------------------------------
All Ready Home                      2.34
----------------------------------------
Rapid                               0.65
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           74.68%
----------------------------------------
Primary                            22.32
----------------------------------------
Secondary                           3.00
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               94.97%
----------------------------------------
GEMIC                               1.80
----------------------------------------
UGIC                                1.46
----------------------------------------
RMIC                                0.71
----------------------------------------
PMIC                                0.63
----------------------------------------
RGIC                                0.34
----------------------------------------
TGIC                                0.09
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         39.12%
----------------------------------------
Florida                            12.58
----------------------------------------
Texas                               5.73
----------------------------------------
Virginia                            4.51
----------------------------------------
Maryland                            3.73
----------------------------------------
Other                              34.33
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                34.35%
----------------------------------------
Southern California                65.65
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90272                               1.83%
----------------------------------------
20853                               1.45
----------------------------------------
90245                               1.24
----------------------------------------
37203                               1.22
----------------------------------------
94123                               1.12
----------------------------------------
Other                              93.14
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
144                                 0.12%
----------------------------------------
156                                 0.06
----------------------------------------
180                                99.82
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.9 months
Lowest: 144 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
121 - 168                           0.18%
----------------------------------------
175 - 180                          99.82
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.3 months
Lowest: 144 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  33.90%
----------------------------------------
1 - 6                              66.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.66%
----------------------------------------
20.01 - 25.00                       0.82
----------------------------------------
25.01 - 30.00                       7.72
----------------------------------------
30.01 - 35.00                       5.66
----------------------------------------
35.01 - 40.00                       7.76
----------------------------------------
40.01 - 45.00                       3.02
----------------------------------------
45.01 - 50.00                       6.35
----------------------------------------
50.01 - 55.00                       4.15
----------------------------------------
55.01 - 60.00                       8.90
----------------------------------------
60.01 - 65.00                       7.41
----------------------------------------
65.01 - 70.00                      15.03
----------------------------------------
70.01 - 75.00                       8.31
----------------------------------------
75.01 - 80.00                      18.19
----------------------------------------
80.01 - 85.00                       0.09
----------------------------------------
85.01 - 90.00                       3.87
----------------------------------------
90.01 - 95.00                       1.06
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.20%
Lowest: 11.11%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.66%
----------------------------------------
20.01 - 25.00                       0.82
----------------------------------------
25.01 - 30.00                       7.72
----------------------------------------
30.01 - 35.00                       5.75
----------------------------------------
35.01 - 40.00                       7.66
----------------------------------------
40.01 - 45.00                       3.02
----------------------------------------
45.01 - 50.00                       6.46
----------------------------------------
50.01 - 55.00                       4.04
----------------------------------------
55.01 - 60.00                       9.01
----------------------------------------
60.01 - 65.00                       7.56
----------------------------------------
65.01 - 70.00                      14.77
----------------------------------------
70.01 - 75.00                       8.64
----------------------------------------
75.01 - 80.00                      17.86
----------------------------------------
80.01 - 85.00                       0.23
----------------------------------------
85.01 - 90.00                       3.73
----------------------------------------
90.01 - 95.00                       1.06
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.05%
Lowest: 10.91%
Highest: 94.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-04
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $314,998,672.07
Loan Count: 1,919
Cut-off Date: 2004-04-01
Avg. Loan Balance: $164,147.30
Avg. Orig. Balance: $164,315.87
W.A. FICO*: 735
W.A. Orig. LTV: 71.30%
W.A. Cut-Off LTV: 71.24%
W.A. Gross Coupon: 5.9777%
W.A. Net Coupon: 5.7222%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 COLTV: 13.53%
% over 100 COLTV: 2.40%
% with PMI: 13.58%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 28.29%
W.A. MI Adjusted LTV: 67.56%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.57%
% Conforming: 83.44%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           1.68%
----------------------------------------
50,001 - 150,000                   32.05
----------------------------------------
150,001 - 250,000                  26.74
----------------------------------------
250,001 - 350,000                  19.03
----------------------------------------
350,001 - 450,000                   9.34
----------------------------------------
450,001 - 550,000                   5.10
----------------------------------------
550,001 - 650,000                   3.41
----------------------------------------
650,001 - 750,000                   0.93
----------------------------------------
750,001 - 850,000                   0.77
----------------------------------------
850,001 - 950,000                   0.28
----------------------------------------
950,001 - 1,050,000                 0.30
----------------------------------------
1,050,001 - 1,150,000               0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $164,315.87
Lowest: $14,310.00
Highest: $1,150,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           1.68%
----------------------------------------
50,001 - 150,000                   32.05
----------------------------------------
150,001 - 250,000                  26.74
----------------------------------------
250,001 - 350,000                  19.03
----------------------------------------
350,001 - 450,000                   9.34
----------------------------------------
450,001 - 550,000                   5.10
----------------------------------------
550,001 - 650,000                   3.41
----------------------------------------
650,001 - 750,000                   0.93
----------------------------------------
750,001 - 850,000                   0.77
----------------------------------------
850,001 - 950,000                   0.28
----------------------------------------
950,001 - 1,050,000                 0.30
----------------------------------------
1,050,001 - 1,150,000               0.37
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $164,147.30
Lowest: $14,296.42
Highest: $1,150,000.00
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED                        98.72%
----------------------------------------
25 YR FIXED                         0.92
----------------------------------------
20 YR FIXED                         0.34
----------------------------------------
24 YR FIXED                         0.02
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.876 - 5.000                       0.06%
----------------------------------------
5.001 - 5.125                       0.05
----------------------------------------
5.126 - 5.250                       0.48
----------------------------------------
5.251 - 5.375                       0.89
----------------------------------------
5.376 - 5.500                       3.69
----------------------------------------
5.501 - 5.625                       3.57
----------------------------------------
5.626 - 5.750                      10.38
----------------------------------------
5.751 - 5.875                      26.89
----------------------------------------
5.876 - 6.000                      22.60
----------------------------------------
6.001 - 6.125                      14.39
----------------------------------------
6.126 - 6.250                      10.11
----------------------------------------
6.251 - 6.375                       3.05
----------------------------------------
6.376 - 6.500                       1.47
----------------------------------------
6.501 - 6.625                       0.99
----------------------------------------
6.626 - 6.750                       0.74
----------------------------------------
6.751 - 6.875                       0.52
----------------------------------------
6.876 - 7.000                       0.03
----------------------------------------
7.001 - 7.125                       0.02
----------------------------------------
7.126 - 7.250                       0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.978
Lowest: 5.000
Highest: 7.250
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.21%
----------------------------------------
750 - 799                          38.10
----------------------------------------
700 - 749                          36.85
----------------------------------------
650 - 699                          19.49
----------------------------------------
600 - 649                           2.35
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 735
Lowest: 611
Highest: 827
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           44.93%
----------------------------------------
Refinance-Cashout                  31.80
----------------------------------------
Refinance-Rate/Term                23.26
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                59.35%
----------------------------------------
Condo                              10.53
----------------------------------------
PUD Detach                         10.13
----------------------------------------
2-Family                            9.42
----------------------------------------
4-Family                            5.16
----------------------------------------
3-Family                            2.57
----------------------------------------
PUD Attach                          2.42
----------------------------------------
Townhouse                           0.34
----------------------------------------
Condotel                            0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               6.45%
----------------------------------------
2055IE                              8.72
----------------------------------------
2065                                0.05
----------------------------------------
AVM                                 7.90
----------------------------------------
FULL                               76.82
----------------------------------------
Tax Assessment                      0.07
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            34.84%
----------------------------------------
Standard                           30.99
----------------------------------------
Stated                             26.18
----------------------------------------
No Ratio                            6.14
----------------------------------------
Rapid                               0.97
----------------------------------------
All Ready Home                      0.88
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           52.24%
----------------------------------------
Primary                            46.50
----------------------------------------
Secondary                           1.26
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               86.42%
----------------------------------------
UGIC                                7.31
----------------------------------------
GEMIC                               2.47
----------------------------------------
RMIC                                1.61
----------------------------------------
PMIC                                1.31
----------------------------------------
RGIC                                0.45
----------------------------------------
TGIC                                0.44
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         45.05%
----------------------------------------
Florida                            10.19
----------------------------------------
Texas                               4.91
----------------------------------------
Maryland                            3.47
----------------------------------------
Georgia                             2.85
----------------------------------------
Other                              33.53
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                37.80%
----------------------------------------
Southern California                62.20
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92649                               0.57%
----------------------------------------
92064                               0.47
----------------------------------------
92647                               0.47
----------------------------------------
90260                               0.47
----------------------------------------
90049                               0.46
----------------------------------------
Other                              97.57
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.91%
----------------------------------------
1                                   0.09
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 0.34%
----------------------------------------
288                                 0.02
----------------------------------------
300                                 0.92
----------------------------------------
360                                98.72
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           0.34%
----------------------------------------
241 - 288                           0.02
----------------------------------------
289 - 294                           0.04
----------------------------------------
295 - 300                           0.88
----------------------------------------
349 - 354                           0.03
----------------------------------------
355 - 360                          98.69
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 358.4 months
Lowest: 239 months
Highest: 360 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  40.89%
----------------------------------------
1 - 6                              59.04
----------------------------------------
7 - 12                              0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 8 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.26%
----------------------------------------
20.01 - 25.00                       0.26
----------------------------------------
25.01 - 30.00                       1.09
----------------------------------------
30.01 - 35.00                       1.61
----------------------------------------
35.01 - 40.00                       2.49
----------------------------------------
40.01 - 45.00                       2.99
----------------------------------------
45.01 - 50.00                       3.03
----------------------------------------
50.01 - 55.00                       4.56
----------------------------------------
55.01 - 60.00                       4.87
----------------------------------------
60.01 - 65.00                       6.45
----------------------------------------
65.01 - 70.00                      12.69
----------------------------------------
70.01 - 75.00                      13.02
----------------------------------------
75.01 - 80.00                      33.12
----------------------------------------
80.01 - 85.00                       1.12
----------------------------------------
85.01 - 90.00                       5.52
----------------------------------------
90.01 - 95.00                       0.47
----------------------------------------
95.01 - 100.00                      3.99
----------------------------------------
>= 100.01                           2.46
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.30%
Lowest: 7.36%
Highest: 103.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.26%
----------------------------------------
20.01 - 25.00                       0.26
----------------------------------------
25.01 - 30.00                       1.09
----------------------------------------
30.01 - 35.00                       1.61
----------------------------------------
35.01 - 40.00                       2.49
----------------------------------------
40.01 - 45.00                       2.99
----------------------------------------
45.01 - 50.00                       3.03
----------------------------------------
50.01 - 55.00                       4.68
----------------------------------------
55.01 - 60.00                       4.87
----------------------------------------
60.01 - 65.00                       6.45
----------------------------------------
65.01 - 70.00                      12.58
----------------------------------------
70.01 - 75.00                      13.02
----------------------------------------
75.01 - 80.00                      33.15
----------------------------------------
80.01 - 85.00                       1.12
----------------------------------------
85.01 - 90.00                       5.53
----------------------------------------
90.01 - 95.00                       0.44
----------------------------------------
95.01 - 100.00                      4.04
----------------------------------------
>= 100.01                           2.40
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 71.24%
Lowest: 7.35%
Highest: 103.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-04
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1.  General Pool Characteristics

Pool Size: $91,999,153.07
Loan Count: 739
Cut-off Date: 2004-04-01
Avg. Loan Balance: $124,491.41
Avg. Orig. Balance: $124,824.61
W.A. FICO*: 738
W.A. Orig. LTV: 59.41%
W.A. Cut-Off LTV: 59.25%
W.A. Gross Coupon: 5.3883%
W.A. Net Coupon: 5.1328%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 3.93%
% over 100 COLTV: 0.00%
% with PMI: 3.93%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 14.07%
W.A. MI Adjusted LTV: 58.75%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.07%
% Conforming: 87.25%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------------------------------------------------

2.  Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           5.02%
----------------------------------------
50,001 - 150,000                   45.45
----------------------------------------
150,001 - 250,000                  23.72
----------------------------------------
250,001 - 350,000                   9.89
----------------------------------------
350,001 - 450,000                   5.78
----------------------------------------
450,001 - 550,000                   4.30
----------------------------------------
550,001 - 650,000                   3.21
----------------------------------------
650,001 - 750,000                   1.55
----------------------------------------
950,001 - 1,050,000                 1.07
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $124,824.61
Lowest: $10,000.00
Highest: $985,000.00
--------------------------------------------------------------------------------

3.  Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           5.02%
----------------------------------------
50,001 - 150,000                   45.78
----------------------------------------
150,001 - 250,000                  23.40
----------------------------------------
250,001 - 350,000                   9.89
----------------------------------------
350,001 - 450,000                   5.78
----------------------------------------
450,001 - 550,000                   4.30
----------------------------------------
550,001 - 650,000                   3.21
----------------------------------------
650,001 - 750,000                   1.55
----------------------------------------
950,001 - 1,050,000                 1.07
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $124,491.41
Lowest: $9,964.87
Highest: $981,391.18
--------------------------------------------------------------------------------

4.  Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

5.  Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR FIXED                        99.92%
----------------------------------------
12 YR FIXED                         0.05
----------------------------------------
13 YR FIXED                         0.02
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

6.  Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.126 - 4.250                       0.09%
----------------------------------------
4.251 - 4.375                       0.29
----------------------------------------
4.376 - 4.500                       0.50
----------------------------------------
4.501 - 4.625                       0.52
----------------------------------------
4.626 - 4.750                       1.43
----------------------------------------
4.751 - 4.875                       4.94
----------------------------------------
4.876 - 5.000                       5.55
----------------------------------------
5.001 - 5.125                       6.37
----------------------------------------
5.126 - 5.250                      19.08
----------------------------------------
5.251 - 5.375                      17.79
----------------------------------------
5.376 - 5.500                      16.93
----------------------------------------
5.501 - 5.625                      11.66
----------------------------------------
5.626 - 5.750                       9.58
----------------------------------------
5.751 - 5.875                       3.46
----------------------------------------
5.876 - 6.000                       0.69
----------------------------------------
6.001 - 6.125                       0.14
----------------------------------------
6.126 - 6.250                       0.47
----------------------------------------
6.251 - 6.375                       0.08
----------------------------------------
6.376 - 6.500                       0.13
----------------------------------------
6.501 - 6.625                       0.08
----------------------------------------
6.626 - 6.750                       0.18
----------------------------------------
6.876 - 7.000                       0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.388
Lowest: 4.250
Highest: 7.000
--------------------------------------------------------------------------------

7.  Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           5.17%
----------------------------------------
750 - 799                          39.00
----------------------------------------
700 - 749                          36.93
----------------------------------------
650 - 699                          15.93
----------------------------------------
600 - 649                           2.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 738
Lowest: 606
Highest: 837
--------------------------------------------------------------------------------

8.  Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

9.  Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                41.22%
----------------------------------------
Refinance-Cashout                  39.09
----------------------------------------
Purchase                           19.69
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                58.73%
----------------------------------------
2-Family                           10.93
----------------------------------------
Condo                              10.23
----------------------------------------
PUD Detach                          7.11
----------------------------------------
3-Family                            4.77
----------------------------------------
4-Family                            4.00
----------------------------------------
PUD Attach                          3.00
----------------------------------------
Townhouse                           0.94
----------------------------------------
Condotel                            0.28
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
2055E                               9.08%
----------------------------------------
2055IE                             10.28
----------------------------------------
AVM                                18.74
----------------------------------------
FULL                               61.35
----------------------------------------
Tax Assessment                      0.56
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            44.73%
----------------------------------------
Stated                             27.43
----------------------------------------
Standard                           20.68
----------------------------------------
No Ratio                            5.16
----------------------------------------
All Ready Home                      1.57
----------------------------------------
Rapid                               0.43
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           68.98%
----------------------------------------
Primary                            28.82
----------------------------------------
Secondary                           2.20
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.07%
----------------------------------------
GEMIC                               1.45
----------------------------------------
UGIC                                0.97
----------------------------------------
RMIC                                0.64
----------------------------------------
PMIC                                0.54
----------------------------------------
TGIC                                0.17
----------------------------------------
RGIC                                0.15
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         41.90%
----------------------------------------
Florida                            12.18
----------------------------------------
Texas                               6.00
----------------------------------------
Virginia                            3.92
----------------------------------------
Maryland                            3.70
----------------------------------------
Other                              32.30
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                34.92%
----------------------------------------
Southern California                65.08
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
91007                               1.07%
----------------------------------------
94122                               1.04
----------------------------------------
80424                               0.92
----------------------------------------
27915                               0.83
----------------------------------------
90272                               0.80
----------------------------------------
Other                              95.35
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method
--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------
--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
144                                 0.05%
----------------------------------------
156                                 0.02
----------------------------------------
180                                99.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 180.0 months
Lowest: 144 months
Highest: 180 months
--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
121 - 168                           0.08%
----------------------------------------
175 - 180                          99.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 179.3 months
Lowest: 144 months
Highest: 180 months
--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  33.38%
----------------------------------------
1 - 6                              66.62
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 3 months
--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.87%
----------------------------------------
20.01 - 25.00                       1.26
----------------------------------------
25.01 - 30.00                       5.50
----------------------------------------
30.01 - 35.00                       4.81
----------------------------------------
35.01 - 40.00                       6.41
----------------------------------------
40.01 - 45.00                       5.13
----------------------------------------
45.01 - 50.00                       7.74
----------------------------------------
50.01 - 55.00                       4.67
----------------------------------------
55.01 - 60.00                       9.34
----------------------------------------
60.01 - 65.00                       6.94
----------------------------------------
65.01 - 70.00                      12.19
----------------------------------------
70.01 - 75.00                      11.10
----------------------------------------
75.01 - 80.00                      19.11
----------------------------------------
80.01 - 85.00                       0.47
----------------------------------------
85.01 - 90.00                       2.62
----------------------------------------
90.01 - 95.00                       0.84
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.41%
Lowest: 5.58%
Highest: 95.00%
--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.87%
----------------------------------------
20.01 - 25.00                       1.26
----------------------------------------
25.01 - 30.00                       5.50
----------------------------------------
30.01 - 35.00                       5.00
----------------------------------------
35.01 - 40.00                       6.54
----------------------------------------
40.01 - 45.00                       4.80
----------------------------------------
45.01 - 50.00                       7.79
----------------------------------------
50.01 - 55.00                       4.78
----------------------------------------
55.01 - 60.00                       9.23
----------------------------------------
60.01 - 65.00                       7.05
----------------------------------------
65.01 - 70.00                      12.03
----------------------------------------
70.01 - 75.00                      11.33
----------------------------------------
75.01 - 80.00                      18.88
----------------------------------------
80.01 - 85.00                       0.53
----------------------------------------
85.01 - 90.00                       2.56
----------------------------------------
90.01 - 95.00                       0.84
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.25%
Lowest: 5.56%
Highest: 94.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-04
                                30 Yr Fixed Rate

                                  1,919 records
                              Balance: 314,998,672
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
<= 50,000                     132  $   5,289,839       1.68%  $    40,104     6.091%      620      732
50,001 - 150,000            1,016    100,942,800      32.05        99,441     5.996       615      736
150,001 - 250,000             434     84,246,392      26.74       194,239     5.978       611      737
250,001 - 350,000             203     59,958,088      19.03       295,552     5.934       623      731
350,001 - 450,000              74     29,412,529       9.34       399,056     5.984       634      737
450,001 - 550,000              32     16,054,645       5.10       502,012     6.005       638      734
550,001 - 650,000              18     10,743,155       3.41       597,209     5.902       650      740
650,001 - 750,000               4      2,942,765       0.93       736,250     6.000       650      683
750,001 - 850,000               3      2,418,460       0.77       806,667     6.083       731      745
850,001 - 950,000               1        880,000       0.28       880,000     6.625       737      737
950,001 - 1,050,000             1        960,000       0.30       960,000     5.750       728      728
1,050,001 - 1,150,000           1      1,150,000       0.37     1,150,000     5.625       664      664
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Original Balance          Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
<= 50,000                     810           7.36%     72.68%       103.00%       359        1
50,001 - 150,000              827          13.04      74.12        103.00        358        1
150,001 - 250,000             814          24.28      71.26        103.00        359        1
250,001 - 350,000             812          21.13      68.63        100.00        358        1
350,001 - 450,000             805          28.57      71.94        103.00        359        1
450,001 - 550,000             809          35.38      67.76         88.11        358        1
550,001 - 650,000             818          28.57      65.53         90.00        359        1
650,001 - 750,000             714          41.92      59.05         75.76        359        1
750,001 - 850,000             759          57.54      71.62         80.00        359        1
850,001 - 950,000             737          80.00      80.00         80.00        360        0
950,001 - 1,050,000           728          80.00      80.00         80.00        360        0
1,050,001 - 1,150,000         664          63.89      63.89         63.89        360        0
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

Average: $164,315.87
Lowest: $14,310.00
Highest: $1,150,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
4.876 - 5.000                   2  $     198,081       0.06%  $    99,150     5.000%      721      746
5.001 - 5.125                   1        162,259       0.05       162,450     5.125       741      741
5.126 - 5.250                   9      1,522,171       0.48       169,300     5.250       714      760
5.251 - 5.375                  17      2,807,312       0.89       165,234     5.375       656      736
5.376 - 5.500                  61     11,615,145       3.69       190,517     5.500       632      744
5.501 - 5.625                  62     11,259,896       3.57       181,803     5.625       637      732
5.626 - 5.750                 180     32,705,676      10.38       181,806     5.750       631      741
5.751 - 5.875                 475     84,716,375      26.89       178,465     5.875       624      736
5.876 - 6.000                 414     71,184,039      22.60       172,285     6.000       618      734
6.001 - 6.125                 341     45,318,271      14.39       132,995     6.125       611      727
6.126 - 6.250                 221     31,862,074      10.11       144,347     6.250       615      734
6.251 - 6.375                  62      9,614,435       3.05       155,180     6.375       637      739
6.376 - 6.500                  31      4,638,084       1.47       149,712     6.500       624      725
6.501 - 6.625                  18      3,131,565       0.99       174,086     6.625       683      729
6.626 - 6.750                  14      2,340,381       0.74       167,264     6.750       673      715
6.751 - 6.875                   8      1,643,932       0.52       205,638     6.875       694      756
6.876 - 7.000                   1        109,110       0.03       109,200     7.000       724      724
7.001 - 7.125                   1         49,960       0.02        50,000     7.125       793      793
7.126 - 7.250                   1        119,906       0.04       120,000     7.250       707      707
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Gross Coupon              Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
4.876 - 5.000                 767          38.68%     58.92%        83.33%       272        0
5.001 - 5.125                 741          95.00      95.00         95.00        359        1
5.126 - 5.250                 812          60.38      73.44        100.00        334        1
5.251 - 5.375                 794          51.13      72.08        100.00        359        1
5.376 - 5.500                 818          28.57      61.64         95.00        354        0
5.501 - 5.625                 818          28.09      68.97        103.00        359        1
5.626 - 5.750                 818          27.96      71.98        103.00        358        0
5.751 - 5.875                 816          13.04      70.85        103.00        359        1
5.876 - 6.000                 822          20.96      73.07        103.00        359        1
6.001 - 6.125                 814           7.36      72.28        103.00        359        1
6.126 - 6.250                 827          17.36      69.59        100.00        358        1
6.251 - 6.375                 805          21.13      68.28         90.00        359        1
6.376 - 6.500                 791          46.43      76.91        103.00        359        1
6.501 - 6.625                 787          42.29      76.72         90.00        359        1
6.626 - 6.750                 765          75.00      82.68        103.00        359        1
6.751 - 6.875                 801          50.00      67.62         80.00        359        1
6.876 - 7.000                 724          67.83      67.83         67.83        359        1
7.001 - 7.125                 793          25.64      25.64         25.64        359        1
7.126 - 7.250                 707          80.00      80.00         80.00        359        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

W.A.: 5.978%
Lowest: 5.000%
Highest: 7.250%
--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
825 - 849                       1  $     114,891       0.04%  $   115,000     6.250%      827      827
800 - 824                      70      9,988,919       3.17       142,841     5.948       800      807
775 - 799                     302     48,053,454      15.26       159,212     5.959       775      785
750 - 774                     409     71,949,791      22.84       176,068     5.966       750      763
725 - 749                     370     59,528,911      18.90       161,016     5.972       725      737
700 - 724                     345     56,542,839      17.95       164,269     5.991       700      712
675 - 699                     284     46,267,767      14.69       163,024     6.017       675      688
650 - 674                      85     15,140,788       4.81       178,237     5.939       650      662
625 - 649                      46      6,361,946       2.02       138,406     6.003       625      639
600 - 624                       7      1,049,367       0.33       150,013     6.144       611      620
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Credit Score              Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
825 - 849                     827          45.28%     45.28%        45.28%       359        1
800 - 824                     822          17.36      66.43        102.85        354        1
775 - 799                     799          13.04      67.49        103.00        359        1
750 - 774                     774          18.81      70.11        103.00        358        1
725 - 749                     749          19.59      74.40        103.00        358        1
700 - 724                     724           7.36      73.05        103.00        359        1
675 - 699                     699          25.00      72.89         97.00        359        1
650 - 674                     674          30.61      68.78         97.00        359        1
625 - 649                     649          29.61      71.69         97.00        355        1
600 - 624                     624          51.58      71.90         80.00        359        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

W.A.: 735
Lowest: 611
Highest: 827
--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
FIX                         1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Index                     Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
FIX                           827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Purchase                      949  $ 141,536,557      44.93%  $   149,258     5.979%      618      738
Refinance-Cashout             563    100,180,018      31.80       178,050     5.975       611      732
Refinance-Rate/Term           407     73,282,097      23.26       180,429     5.980       627      732
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Loan Purpose              Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
Purchase                      818          13.04%     81.05%       103.00%       359        1
Refinance-Cashout             827           7.36      62.65         90.00        359        1
Refinance-Rate/Term           818          17.36      64.31         97.00        357        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
SFR                         1,229  $ 186,943,677      59.35%  $   152,303     5.984%      611      734
Condo                         215     33,174,163      10.53       154,384     5.968       620      740
PUD Detach                    160     31,917,131      10.13       199,653     5.986       631      726
2-Family                      160     29,674,416       9.42       185,585     6.021       623      736
4-Family                       58     16,266,316       5.16       280,617     5.913       634      732
3-Family                       35      8,097,877       2.57       231,563     5.851       637      755
PUD Attach                     53      7,631,866       2.42       144,093     5.938       656      739
Townhouse                       8      1,083,227       0.34       135,524     6.037       646      720
Condotel                        1        210,000       0.07       210,000     5.875       743      743
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Property Type             Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
SFR                           827           7.36%     72.33%       103.00%       359        1
Condo                         822          17.36      72.70        103.00        358        0
PUD Detach                    802          33.67      76.26        103.00        359        1
2-Family                      813          21.13      67.02         90.00        358        1
4-Family                      798          18.81      60.73         80.00        357        1
3-Family                      802          18.18      58.23         79.03        355        1
PUD Attach                    816          25.29      71.33        102.88        356        1
Townhouse                     801          75.00      78.97         90.00        359        1
Condotel                      743          70.00      70.00         70.00        360        0
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Investor                    1,192  $ 164,545,780      52.24%  $   138,140     5.970%      611      738
Primary                       706    146,483,943      46.50       207,772     5.984       618      731
Secondary                      21      3,968,950       1.26       189,124     6.082       691      725
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.         W.A.         Max.      Remaining   W.A.
                           FICO      Original     Original     Original     Term to    Loan
Occupancy Status          Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
Investor                      827           7.36%     66.55%        90.00%       359        1
Primary                       818          25.64      76.66        103.00        358        1
Secondary                     798          32.89      70.88         80.00        359        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.  Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.       Min.     W.A.
Geographic               Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Distribution              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                    592  $ 141,894,234      45.05%  $   240,000      5.957%     611      738
Florida                       263     32,092,338      10.19       122,143      6.002      624      728
Texas                         131     15,471,719       4.91       118,244      5.980      631      735
Maryland                       63     10,925,609       3.47       173,585      6.054      635      725
Georgia                        69      8,984,650       2.85       130,351      5.964      651      729
Illinois                       38      8,870,843       2.82       233,552      5.962      651      727
Nevada                         48      7,049,849       2.24       146,977      6.062      620      734
Colorado                       41      6,960,420       2.21       169,858      5.945      624      741
Virginia                       49      6,553,677       2.08       133,827      6.010      631      727
Arizona                        54      6,449,137       2.05       119,525      6.040      666      735
Washington                     41      6,292,934       2.00       153,629      5.911      654      755
North Carolina                 62      6,110,935       1.94        98,656      5.980      650      737
Missouri                       55      5,943,817       1.89       108,135      6.081      629      725
Massachusetts                  20      5,178,264       1.64       258,995      5.958      689      739
South Carolina                 43      4,713,982       1.50       109,691      5.991      647      726
New York                       18      3,954,323       1.26       219,798      5.991      646      726
Pennsylvania                   27      3,239,417       1.03       120,045      6.148      655      731
District of
Columbia                       19      3,111,191       0.99       163,856      5.954      636      700
Wisconsin                      25      2,555,601       0.81       102,296      6.064      629      737
New Mexico                     25      2,544,293       0.81       101,842      5.908      673      740
Other                         236     26,101,440       8.29       110,674      5.972      615      735
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316      5.978%     611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.          W.A.         Max.     Remaining    W.A.
Geographic                 FICO      Original      Original     Original    Term to    Loan
Distribution              Score        LTV           LTV          LTV      Maturity     Age
---------------------------------------------------------------------------------------------
California                    827           7.36%     63.99%       103.00%       359        1
Florida                       810          31.58      77.09        103.00        359        1
Texas                         814          25.00      81.96        103.00        359        1
Maryland                      822          25.82      76.94        103.00        356        1
Georgia                       815          25.64      80.68        103.00        356        1
Illinois                      795          33.64      75.21        103.00        360        0
Nevada                        799          45.00      75.47        102.88        359        1
Colorado                      814          32.89      70.44         92.57        356        0
Virginia                      816          25.97      77.11        100.09        359        1
Arizona                       811          50.06      74.94        101.41        358        1
Washington                    818          28.54      73.93        101.78        353        1
North Carolina                806          20.96      80.04        103.00        358        1
Missouri                      812          45.87      75.25        103.00        359        1
Massachusetts                 802          18.18      69.60        102.36        360        0
South Carolina                803          55.15      83.93        100.00        359        1
New York                      797          44.33      74.88        103.00        359        1
Pennsylvania                  809          64.19      83.09        102.54        359        1
District of
Columbia                      761          50.04      73.79        103.00        359        1
Wisconsin                     804          56.81      77.45        103.00        359        1
New Mexico                    795          40.93      77.44        103.00        359        1
Other                         818          30.34      78.44        103.00        358        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
County Distribution       Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA               145  $  40,317,091      12.80%  $   278,264     5.938%      623      739
ORANGE ,CA                     64     17,030,013       5.41       267,695     5.925       632      735
SAN DIEGO ,CA                  52     14,911,180       4.73       286,941     5.943       611      727
SANTA CLARA ,CA                26      8,733,853       2.77       336,077     6.001       642      748
RIVERSIDE ,CA                  31      6,511,475       2.07       210,185     5.961       651      741
ALAMEDA ,CA                    22      6,145,795       1.95       279,454     5.988       655      733
SACRAMENTO ,CA                 29      5,142,627       1.63       177,436     5.895       625      732
CLARK ,NV                      34      5,111,747       1.62       150,450     6.098       620      733
COOK ,IL                       19      4,929,438       1.56       259,511     5.940       651      717
SAN MATEO ,CA                  16      4,702,479       1.49       294,110     6.031       732      764
Other                       1,481    201,462,973      63.96       136,139     5.991       615      734
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.          W.A.         Max.     Remaining    W.A.
                           FICO      Original     Original     Original     Term to    Loan
County Distribution       Score        LTV           LTV         LTV       Maturity     Age
---------------------------------------------------------------------------------------------
LOS ANGELES ,CA               827          13.04%     64.92%       100.00%       358        1
ORANGE ,CA                    801          18.44      58.08         84.24        359        1
SAN DIEGO ,CA                 806          22.25      64.59         80.00        359        1
SANTA CLARA ,CA               809          26.32      57.26         79.87        358        0
RIVERSIDE ,CA                 806          32.80      68.93         82.85        359        1
ALAMEDA ,CA                   800          25.29      68.34        103.00        360        0
SACRAMENTO ,CA                801          29.61      70.20        102.14        359        1
CLARK ,NV                     799          45.50      77.18        102.88        359        1
COOK ,IL                      795          36.25      76.81        100.00        360        0
SAN MATEO ,CA                 809          18.98      49.52         67.50        359        1
Other                         822           7.36      75.23        103.00        358        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
5.01   - 10.00                  1  $      32,269       0.01%  $    32,300     6.125%      712      712
10.01  - 15.00                  1        149,847       0.05       150,000     5.875       782      782
15.01  - 20.00                  8        623,097       0.20        77,938     6.041       711      771
20.01  - 25.00                  6        828,997       0.26       138,331     6.242       697      765
25.01  - 30.00                 22      3,429,145       1.09       155,949     5.911       625      757
30.01  - 35.00                 37      5,066,158       1.61       137,021     6.003       627      741
35.01  - 40.00                 39      7,855,168       2.49       201,546     5.951       637      743
40.01  - 45.00                 53      9,413,211       2.99       177,718     5.951       667      751
45.01  - 50.00                 59      9,533,371       3.03       161,710     5.952       647      755
50.01  - 55.00                 74     14,377,874       4.56       194,447     5.929       620      736
55.01  - 60.00                 78     15,334,276       4.87       196,742     5.912       644      738
60.01  - 65.00                 90     20,310,195       6.45       225,809     5.916       637      731
65.01  - 70.00                222     39,980,822      12.69       180,610     5.954       611      728
70.01  - 75.00                219     41,015,030      13.02       187,411     5.965       629      734
75.01  - 80.00                672    104,329,751      33.12       155,356     6.029       618      733
80.01  - 85.00                 27      3,526,050       1.12       130,721     5.905       631      715
85.01  - 90.00                154     17,399,463       5.52       113,146     6.060       633      727
90.01  - 95.00                  9      1,494,879       0.47       166,396     5.719       632      713
95.01  - 100.00                92     12,561,622       3.99       136,644     5.910       642      735
100.01 - 105.00                56      7,737,446       2.46       138,340     5.945       703      753
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.          W.A.         Max.     Remaining    W.A.
                           FICO      Original     Original     Original     Term to    Loan
Original LTV              Score        LTV           LTV         LTV       Maturity     Age
---------------------------------------------------------------------------------------------
5.01   - 10.00                712           7.36%      7.36%         7.36%       359        1
10.01  - 15.00                782          13.04      13.04         13.04        359        1
15.01  - 20.00                802          16.67      18.57         19.59        359        1
20.01  - 25.00                800          20.96      22.67         25.00        359        1
25.01  - 30.00                813          25.29      27.73         29.71        359        1
30.01  - 35.00                806          30.34      32.71         34.81        359        1
35.01  - 40.00                816          35.03      37.21         39.77        358        1
40.01  - 45.00                814          40.42      42.57         45.00        356        1
45.01  - 50.00                827          45.01      47.83         50.00        359        1
50.01  - 55.00                816          50.04      52.77         55.00        359        1
55.01  - 60.00                805          55.15      57.76         60.00        359        1
60.01  - 65.00                818          60.03      62.64         65.00        358        1
65.01  - 70.00                822          65.06      68.48         70.00        358        1
70.01  - 75.00                809          70.09      73.71         75.00        358        1
75.01  - 80.00                818          75.17      79.61         80.00        359        1
80.01  - 85.00                810          80.75      83.64         85.00        354        1
85.01  - 90.00                814          86.21      89.73         90.00        357        1
90.01  - 95.00                764          90.37      93.71         95.00        339        1
95.01  - 100.00               811          96.04      99.16        100.00        359        1
100.01 - 105.00               804         100.09     102.50        103.00        359        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

W.A.: 71.30%
Lowest: 7.36%
Highest: 103.00%

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by         Original     W.A.      Min.      W.A.
                         Mortgage    Principal    Principal    Principal    Gross      FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
240                             6  $   1,085,179       0.34%  $   181,256     5.513%      689      764
288                             1         55,916       0.02        56,000     6.250       757      757
300                            18      2,893,531       0.92       161,055     5.855       638      736
360                         1,894    310,964,046      98.72       164,350     5.980       611      735
------------------------------------------------------------------------------------------------------
Total:                      1,919  $ 314,998,672     100.00%  $   164,316     5.978%      611      735
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                                              W.A.
                           Max.        Min.          W.A.         Max.     Remaining    W.A.
                           FICO      Original     Original     Original     Term to    Loan
Original Term             Score        LTV           LTV         LTV       Maturity     Age
---------------------------------------------------------------------------------------------
240                           812          40.47%     62.49%        87.50%       239        1
---------------------------------------------------------------------------------------------
288                           757          49.12      49.12         49.12        287        1
---------------------------------------------------------------------------------------------
300                           815          36.78      74.29         92.57        299        1
---------------------------------------------------------------------------------------------
360                           827           7.36      71.31        103.00        359        1
---------------------------------------------------------------------------------------------
Total:                        827           7.36%     71.30%       103.00%       358        1
---------------------------------------------------------------------------------------------

W.A.: 359.0 months
Lowest: 240 months
Highest: 360 months
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and
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material may, from time to time, have long or short positions in, and/or buy and
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2004-04
                                15 Yr Fixed Rate

                                   739 records
                               Balance: 91,999,153
--------------------------------------------------------------------------------

1. Original Balance

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Balance          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
<= 50,000                     121  $   4,617,741       5.02%  $    38,276     5.498%      618      742
50,001 - 150,000              444     41,815,506      45.45        94,443     5.379       606      739
150,001 - 250,000             114     21,823,389      23.72       191,944     5.405       640      738
250,001 - 350,000              31      9,098,260       9.89       294,109     5.416       661      737
350,001 - 450,000              13      5,321,637       5.78       410,582     5.343       614      733
450,001 - 550,000               8      3,959,308       4.30       496,331     5.282       696      721
550,001 - 650,000               5      2,952,485       3.21       591,400     5.422       740      768
650,001 - 750,000               2      1,429,435       1.55       716,000     5.378       726      737
950,001 - 1,050,000             1        981,391       1.07       985,000     5.250       713      713
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Original Balance         Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
<= 50,000                   826      5.58%     63.57%     90.00%        179     1
50,001 - 150,000            837     12.16      59.51      94.15         179     1
150,001 - 250,000           837     15.69      57.84      86.92         179     1
250,001 - 350,000           814     11.73      53.50      90.00         179     1
350,001 - 450,000           786     28.41      60.52      95.00         179     1
450,001 - 550,000           758     54.89      69.44      77.28         179     1
550,001 - 650,000           796     55.23      67.03      75.00         180     0
650,001 - 750,000           749     46.24      56.64      66.55         180     0
950,001 - 1,050,000         713     59.70      59.70      59.70         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

Average: $124,824.61
Lowest: $10,000.00
Highest: $985,000.00
--------------------------------------------------------------------------------

2. Gross Coupon

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Gross Coupon              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
4.126 - 4.250                   1  $      82,023       0.09%  $    82,351     4.250%      723      723
4.251 - 4.375                   3        264,825       0.29        88,471     4.375       710      726
4.376 - 4.500                   5        455,632       0.50        91,483     4.500       675      705
4.501 - 4.625                   4        477,008       0.52       119,350     4.625       674      749
4.626 - 4.750                  14      1,315,084       1.43        94,296     4.750       722      771
4.751 - 4.875                  32      4,541,652       4.94       142,344     4.875       637      741
4.876 - 5.000                  52      5,103,358       5.55        98,464     5.000       663      746
5.001 - 5.125                  45      5,862,445       6.37       130,707     5.125       632      750
5.126 - 5.250                  93     17,555,654      19.08       189,210     5.250       640      739
5.251 - 5.375                 122     16,362,603      17.79       134,488     5.375       639      737
5.376 - 5.500                 133     15,572,284      16.93       117,365     5.500       610      741
5.501 - 5.625                 111     10,731,430      11.66        96,936     5.625       606      734
5.626 - 5.750                  83      8,812,556       9.58       106,474     5.750       633      727
5.751 - 5.875                  25      3,181,770       3.46       127,488     5.875       645      729
5.876 - 6.000                   5        632,590       0.69       127,235     6.000       707      725
6.001 - 6.125                   2        130,754       0.14        65,600     6.125       741      758
6.126 - 6.250                   4        436,496       0.47       109,420     6.250       719      736
6.251 - 6.375                   1         77,740       0.08        78,000     6.375       809      809
6.376 - 6.500                   1        119,525       0.13       119,920     6.500       667      667
6.501 - 6.625                   1         69,772       0.08        70,000     6.625       736      736
6.626 - 6.750                   1        161,478       0.18       162,000     6.750       732      732
6.876 - 7.000                   1         52,475       0.06        52,691     7.000       726      726
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Gross Coupon             Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
4.126 - 4.250               723     79.95%     79.95%     79.95%        179     1
4.251 - 4.375               753     66.06      76.24      91.91         179     1
4.376 - 4.500               727     38.12      47.55      66.17         179     1
4.501 - 4.625               792     50.00      63.63      74.89         180     0
4.626 - 4.750               798     27.90      62.07      89.66         179     1
4.751 - 4.875               837     27.27      60.54      94.08         179     1
4.876 - 5.000               826     19.43      56.77      83.84         179     1
5.001 - 5.125               812     19.29      58.97      94.15         179     1
5.126 - 5.250               837     16.67      60.84      90.00         179     1
5.251 - 5.375               814      5.58      58.67      90.00         179     1
5.376 - 5.500               822     12.16      58.73      95.00         179     1
5.501 - 5.625               813     11.11      59.91      90.00         179     1
5.626 - 5.750               826     15.69      56.20      90.00         179     1
5.751 - 5.875               804     14.87      65.46      90.00         180     0
5.876 - 6.000               758     29.03      55.71      78.18         179     1
6.001 - 6.125               786     50.00      68.57      80.00         179     1
6.126 - 6.250               769     31.82      62.10      80.00         179     1
6.251 - 6.375               809     80.00      80.00      80.00         179     1
6.376 - 6.500               667     80.00      80.00      80.00         179     1
6.501 - 6.625               736     67.96      67.96      67.96         179     1
6.626 - 6.750               732     64.80      64.80      64.80         179     1
6.876 - 7.000               726     64.26      64.26      64.26         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

W.A.: 5.388%
Lowest: 4.250%
Highest: 7.000%
--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Credit Score              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
825 - 849                       4  $     399,853       0.43%  $   100,100     5.257%      826      833
800 - 824                      41      4,357,092       4.74       106,648     5.396       800      808
775 - 799                     143     17,643,684      19.18       123,677     5.317       775      785
750 - 774                     149     18,238,470      19.82       122,688     5.375       750      761
725 - 749                     127     17,122,169      18.61       135,168     5.455       725      737
700 - 724                     124     16,852,196      18.32       136,354     5.387       700      712
675 - 699                      94     10,468,944      11.38       111,670     5.352       675      689
650 - 674                      35      4,184,498       4.55       119,847     5.507       650      666
625 - 649                      17      2,033,138       2.21       119,942     5.478       626      639
600 - 624                       5        699,109       0.76       140,265     5.540       606      613
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Credit Score             Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
825 - 849                   837     22.47%     34.53%     54.60%        180     0
800 - 824                   822      5.58      47.38      90.00         179     1
775 - 799                   799     19.43      58.40      90.00         179     1
750 - 774                   774     12.16      57.45      90.00         179     1
725 - 749                   749     19.29      59.61      90.00         179     1
700 - 724                   724     11.11      62.02      91.91         179     1
675 - 699                   699     18.03      62.96      94.15         179     1
650 - 674                   674     27.23      64.98      80.00         179     1
625 - 649                   649     37.88      55.65      75.00         179     1
600 - 624                   623     44.51      82.00      95.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

W.A.: 738
Lowest: 606
Highest: 837
--------------------------------------------------------------------------------

4. Index

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Index                     Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
FIX                           739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Index                    Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
FIX                         837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Loan Purpose              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Refinance-Rate/Term           306  $  37,923,915      41.22%  $   124,316     5.361%      610      741
Refinance-Cashout             268     35,961,363      39.09       134,496     5.393       606      735
Purchase                      165     18,113,874      19.69       110,059     5.437       614      742
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Loan Purpose             Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
Refinance-Rate/Term         837      5.58%     52.92%     94.15%        179     1
Refinance-Cashout           837     11.73      58.50      84.91         179     1
Purchase                    826     23.64      74.82      95.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Property Type             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
SFR                           471  $  54,033,210      58.73%  $   115,038     5.386%      610      738
2-Family                       80     10,057,950      10.93       126,114     5.383       632      745
Condo                          81      9,414,937      10.23       116,489     5.400       606      734
PUD Detach                     32      6,537,343       7.11       204,801     5.425       614      728
3-Family                       26      4,386,188       4.77       169,092     5.371       642      731
4-Family                       16      3,680,114       4.00       230,590     5.356       637      748
PUD Attach                     23      2,762,403       3.00       120,401     5.362       661      749
Townhouse                       8        867,665       0.94       108,619     5.457       682      751
Condotel                        2        259,343       0.28       130,000     5.611       721      746
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Property Type            Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
SFR                         837      5.58%     60.52%     94.15%        179     1
2-Family                    837     15.91      56.04      90.00         179     1
Condo                       809     27.23      62.97      90.00         179     1
PUD Detach                  813     19.29      68.82      95.00         179     1
3-Family                    784     11.73      46.43      75.00         179     1
4-Family                    814     14.42      42.99      80.00         179     1
PUD Attach                  798     28.19      58.14      84.91         179     1
Townhouse                   797     33.04      64.60      80.00         180     0
Condotel                    804     29.05      41.21      70.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Occupancy Status          Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Investor                      607  $  63,459,792      68.98%  $   104,841     5.381%      606      741
Primary                       122     26,517,603      28.82       217,839     5.388       658      733
Secondary                      10      2,021,758       2.20       203,048     5.616       614      724
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                    W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Occupancy Status         Score     LTV        LTV        LTV      Maturity   Age
---------------------------------------------------------------------------------
Investor                    837      5.58%     56.69%     90.00%        179     1
Primary                     813     14.87      65.07      94.15         179     1
Secondary                   809     28.21      70.74      95.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Geographic Distribution   Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
California                    218  $  38,550,230      41.90%  $   177,329     5.382%      606      740
Florida                       102     11,208,091      12.18       110,137     5.433       623      730
Texas                          72      5,518,084       6.00        76,871     5.322       610      739
Virginia                       30      3,606,354       3.92       120,486     5.404       649      744
Maryland                       27      3,402,514       3.70       126,260     5.417       650      721
Illinois                       13      2,834,273       3.08       218,564     5.274       682      739
North Carolina                 29      2,590,205       2.82        89,597     5.393       684      757
Arizona                        21      2,047,404       2.23        97,804     5.433       693      747
Missouri                       24      1,863,229       2.03        77,850     5.509       687      741
South Carolina                 17      1,731,451       1.88       102,010     5.307       652      743
Tennessee                      19      1,520,161       1.65        80,282     5.550       618      727
Georgia                        20      1,510,309       1.64        75,708     5.240       626      725
Washington                     12      1,432,688       1.56       119,722     5.309       700      770
Colorado                        9      1,392,216       1.51       155,104     5.329       721      756
Massachusetts                   7      1,271,256       1.38       182,143     5.356       676      756
Pennsylvania                   14      1,232,405       1.34        88,289     5.523       634      733
District of Columbia            6        891,913       0.97       149,310     5.311       632      707
Nevada                          8        891,811       0.97       111,766     5.492       658      728
New York                        5        859,939       0.93       172,180     5.331       651      724
Oregon                          7        782,161       0.85       112,052     5.383       685      745
Other                          79      6,862,457       7.46        87,099     5.416       639      738
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                     W.A.
                           Max.    Min.       W.A.       Max.     Remaining  W.A.
                           FICO  Original   Original   Original    Term to   Loan
Geographic Distribution   Score    LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
California                  837      5.58%     49.38%     95.00%        179     1
Florida                     826     19.43      67.28      90.00         179     1
Texas                       813     39.77      73.48      91.91         179     1
Virginia                    805     28.89      66.27      94.08         179     1
Maryland                    811     19.81      62.20      90.00         179     1
Illinois                    797     27.27      65.50      80.00         180     0
North Carolina              837     17.78      69.61      90.00         179     1
Arizona                     813     25.95      64.03      90.00         179     1
Missouri                    802     33.13      67.46      90.00         179     1
South Carolina              809     41.44      69.27      93.31         180     0
Tennessee                   802     40.41      77.23      94.15         179     1
Georgia                     809     31.23      73.00      90.00         179     1
Washington                  796     28.30      66.56      90.00         179     1
Colorado                    796     29.05      46.71      74.29         179     1
Massachusetts               798     33.61      52.91      73.33         179     1
Pennsylvania                800     55.78      74.14      80.00         179     1
District of Columbia        798     35.58      54.28      70.00         179     1
Nevada                      811     28.61      64.65      80.00         179     1
New York                    751     30.00      62.33      80.00         180     0
Oregon                      822     29.73      60.33      80.00         179     1
Other                       805     14.87      66.42      90.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Country Distribution      Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
Los Angeles ,CA                72  $  14,288,373      15.53%  $   198,986     5.392%      606      737
Orange ,CA                     22      4,931,811       5.36       224,803     5.275       686      749
San Francisco ,CA               8      2,509,492       2.73       315,125     5.434       710      750
Broward ,FL                    13      2,389,385       2.60       184,183     5.513       660      750
San Diego ,CA                  13      2,170,824       2.36       167,355     5.448       669      713
Cook ,IL                        9      2,167,860       2.36       241,489     5.290       682      734
Dade ,FL                       16      1,771,316       1.93       110,906     5.435       623      700
Sacramento ,CA                 11      1,761,997       1.92       160,583     5.334       614      720
Santa Clara ,CA                10      1,696,403       1.84       170,015     5.309       722      763
San Bernardino ,CA             15      1,635,317       1.78       109,381     5.385       667      718
Other                         550     56,676,375      61.61       103,321     5.394       610      740
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                     W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
County Distribution      Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
Los Angeles ,CA             814      5.58%     50.67%     90.00%        179     1
Orange ,CA                  798     15.69      48.59      76.71         179     1
San Francisco ,CA           791     15.99      47.10      77.18         179     1
Broward ,FL                 796     27.90      68.80      80.00         179     1
San Diego ,CA               798     19.29      45.79      70.00         179     1
Cook ,IL                    797     27.27      62.87      80.00         180     0
Dade ,FL                    788     30.81      64.31      80.00         180     0
Sacramento ,CA              802     26.74      59.81      95.00         179     1
Santa Clara ,CA             806     12.16      35.36      44.53         179     1
San Bernardino ,CA          774     25.50      59.92      90.00         179     1
Other                       837     14.87      63.63      94.15         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original LTV              Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
5.01 - 10.00                    1  $      30,589       0.03%  $    30,700     5.375%      814      814
10.01 - 15.00                   5        510,231       0.55       102,469     5.440       708      722
15.01 - 20.00                  11      1,181,311       1.28       107,848     5.435       699      749
20.01 - 25.00                   9      1,159,025       1.26       129,122     5.351       686      769
25.01 - 30.00                  38      5,057,138       5.50       133,457     5.429       657      760
30.01 - 35.00                  33      4,426,526       4.81       134,521     5.413       669      757
35.01 - 40.00                  44      5,894,530       6.41       134,260     5.454       633      747
40.01 - 45.00                  38      4,721,348       5.13       124,664     5.278       623      744
45.01 - 50.00                  52      7,117,584       7.74       137,215     5.309       626      742
50.01 - 55.00                  36      4,295,114       4.67       119,665     5.357       637      735
55.01 - 60.00                  54      8,595,346       9.34       159,652     5.378       640      734
60.01 - 65.00                  56      6,383,496       6.94       114,311     5.429       606      727
65.01 - 70.00                  91     11,217,702      12.19       123,540     5.433       643      725
70.01 - 75.00                  75     10,213,713      11.10       136,516     5.352       627      747
75.01 - 80.00                 155     17,578,756      19.11       113,711     5.412       618      735
80.01 - 85.00                   4        429,552       0.47       107,681     5.032       684      700
85.01 - 90.00                  32      2,414,106       2.62        75,646     5.414       681      736
90.01 - 95.00                   5        773,089       0.84       155,105     5.206       614      650
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                     W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Original LTV             Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
5.01 - 10.00                814      5.58%      5.58%      5.58%        179     1
10.01 - 15.00               768     11.11      12.66      14.87         179     1
15.01 - 20.00               817     15.54      17.35      19.81         179     1
20.01 - 25.00               837     21.16      23.16      24.97         179     1
25.01 - 30.00               822     25.37      28.07      30.00         179     1
30.01 - 35.00               817     30.36      32.85      34.89         179     1
35.01 - 40.00               826     35.04      37.38      40.00         179     1
40.01 - 45.00               807     40.04      42.29      45.00         179     1
45.01 - 50.00               837     45.16      47.51      50.00         179     1
50.01 - 55.00               826     50.20      53.53      55.00         179     1
55.01 - 60.00               805     55.23      57.97      60.00         179     1
60.01 - 65.00               803     60.14      62.70      65.00         179     1
65.01 - 70.00               809     65.16      68.49      70.00         179     1
70.01 - 75.00               800     70.33      73.85      75.00         179     1
75.01 - 80.00               813     75.03      79.11      80.00         179     1
80.01 - 85.00               729     81.90      82.62      84.91         179     1
85.01 - 90.00               800     85.29      89.57      90.00         179     1
90.01 - 95.00               719     91.91      94.30      95.00         179     1
---------------------------------------------------------------------------------
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

W.A.: 59.41%
Lowest: 5.58%
Highest: 95.00%
--------------------------------------------------------------------------------

11. Original Term

------------------------------------------------------------------------------------------------------
                                                   Percent
                          Number     Aggregate    of Loans      Average
                            of        Current        by        Original      W.A.       Min.     W.A.
                         Mortgage    Principal    Principal    Principal    Gross       FICO     FICO
Original Term             Loans       Balance      Balance      Balance     Coupon     Score    Score
------------------------------------------------------------------------------------------------------
144                             1  $      48,000       0.05%  $    48,000     5.500%      769      769
156                             1         22,045       0.02        22,500     5.500       756      756
180                           737     91,929,108      99.92       125,068     5.388       606      738
------------------------------------------------------------------------------------------------------
Total:                        739  $  91,999,153     100.00%  $   124,825     5.388%      606      738
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                     W.A.
                          Max.     Min.       W.A.       Max.     Remaining  W.A.
                          FICO   Original   Original   Original    Term to   Loan
Original Term            Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
144                         769     66.67%     66.67%     66.67%        144     0
156                         756     64.29      64.29      64.29         156     0
180                         837      5.58      59.40      95.00         179     1
Total:                      837      5.58%     59.41%     95.00%        179     1
---------------------------------------------------------------------------------

W.A.: 180.0 months
Lowest: 144 months
Highest: 180 months
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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